UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________________________________________________

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CONIFER HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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CONIFER HOLDINGS, INC.
550 West Merrill Street, Suite 200
Birmingham, Michigan 48009
(248) 559‑0840

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Conifer Holdings, Inc., which will be held virtually on Wednesday, May 18, 2016 at 10:00 a.m. (Eastern Time). The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CNFR, where you will be able to listen to the meeting live, submit questions and vote online. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and therefore have chosen a virtual meeting over an in-person meeting.
We have elected to deliver our proxy materials to our shareholders over the Internet in accordance with Securities and Exchange Commission (the “SEC”) rules. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our shareholders’ timely access to this important information. On April 6, 2016, we will send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders, which contains instructions on how to access our proxy statement for our 2016 Annual Meeting and annual report to shareholders. The Notice also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.
The matters to be acted upon are as follows:

1.
The election of Joseph D. Sarafa and R. Jamison Williams, Jr. for a three-year term expiring in 2019, or, in each case, until each of the earlier election and qualification of such director’s successor;

2.	The ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm;

3.	Any other business that is properly submitted before the Annual Meeting or any adjournments or postponements thereof.
The record date for the Annual Meeting is March 21, 2016. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting. The Notice was mailed only to those shareholders.
This proxy statement and our annual report can be accessed directly at the following Internet address: www.virtualshareholdermeeting.com/CNFR. You will be asked to enter the control number located on your Notice.

YOUR VOTE IS IMPORTANT. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to submit your vote via: telephone; Internet; or request, sign and return a proxy card.

By Order of the Board of Directors,
Nicholas J. Petcoff
Secretary

Birmingham, Michigan
Dated: April 6, 2016

CONIFER HOLDINGS, INC.

PROXY STATEMENT
FOR 2016 ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 10:00 a.m. Eastern Time on Wednesday, May 18, 2016

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of Conifer Holdings, Inc. (the “Company” or “Conifer”) for use at the Company’s 2016 Annual Meeting of Shareholders (“Annual Meeting”) to be held virtually on May 18, 2016, at 10:00 a.m. (Eastern Time), and any adjournment or postponement thereof. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CNFR, where you will be able to listen to the meeting live, submit questions and vote online. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 6, 2016 to all shareholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in the proxy statement are inactive textual references only and do not represent an active link.

QUESTIONS AND ANSWERS

1.	What is a proxy?
A proxy is a procedure which enables you, as a shareholder, to authorize someone else to cast your vote for you. The Board of Directors of the Company is soliciting your proxy, and asking you to authorize James G. Petcoff, Chief Executive Officer and Chairman of the Board, Brian J. Roney, President and Nicholas J. Petcoff, Executive Vice President, Director and Secretary of the Company, to cast your vote at the 2016 Annual Meeting. You may, of course, cast your via telephone, the Internet, by proxy or abstain from voting, if you so choose. The term proxy is also used to refer to the person who is authorized by you to vote for you.

2.	What are a proxy statement and a proxy card?
A proxy statement is the document the United States Securities and Exchange Commission (the “SEC”) requires be provided to you in order to explain the matters on which you are asked to vote. A proxy card is the form by which you may authorize someone else, and in this case, James Petcoff, Brian Roney and Nicholas Petcoff, to cast your vote for you. This proxy statement and proxy card with respect to the Company’s 2016 Annual Meeting were made available on or about April 6, 2016 to all shareholders entitled to vote at the Annual Meeting.

3.	Who is entitled to vote?
Only holders of shares of the Company’s common stock at the close of business on March 21, 2016 (the “Record Date”) are entitled to vote on proposals presented at the Annual Meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote.
4. What is householding and how does it affect me?
Some banks, brokers, and other record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one notice related to our shareholder meeting and access to our proxy statement and 2015 annual report on Form 10-K may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents to you if you contact us at the address set forth on the Notice of Annual Meeting of Shareholders page. If you want to receive separate copies of our proxy statements and annual reports on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other record holder.

5. What proposals will I vote on?
Shareholders are asked to vote upon:

1.
The election of Joseph D. Sarafa and R. Jamison Williams, Jr. for a three-year term expiring in 2019, or, in each case, until each of the earlier election and qualification of such director’s successor;

2.	The ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm;

3.	Any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

6.	How does the Board of Directors recommend I vote on the proposals?
The Board of Directors recommends a vote FOR each of proposals 1 and 2.

7.	How can I vote?
You can vote by telephone, the Internet or by proxy. To vote by proxy, request, complete, sign, date and return the proxy card in the included envelope. If you returned your signed proxy card to the Company before the Annual Meeting, the persons named as proxies on the card will vote your shares as you direct. Shares represented by proxies which are marked “ABSTAIN” on proposal 2 will not be counted in determining whether the requisite vote has been received for such proposal. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE INTERNET OR THE PROXY CARD. SIMPLY SIGN ONLINE OR SIGN, DATE AND RETURN THE PROXY CARD IN THE INCLUDED ENVELOPE. You may revoke a proxy at any time before the proxy is voted by:

(i)	Providing written notice of revocation to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Shareholders on the first page of this statement;

(ii)	Submitting another proxy that is properly signed and dated later; or

(iii)	Voting by internet or telephone again (but only if the shares are registered in the Company’s records in your name and not in the name of a broker, dealer, bank or other third party).

8.	Is my vote confidential?
Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the votes have access to your proxy card. All comments received will be forwarded to management on an anonymous basis unless you request that your name be disclosed.

9.	What is a quorum?
There were 7,630,359 shares of the Company’s common stock outstanding on the Record Date. A simple majority of the outstanding shares entitled to be cast, or 3,815,180 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting. Abstentions and broker non-votes are counted as votes present for purposes of determining whether there is a quorum. A broker non-vote is a proxy a broker submits that does not indicate a vote for the proposal, because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on the proposal.

10.	How does voting work?
The two individuals receiving the most votes, whether or not a majority, will be elected as directors. If a quorum is present, the affirmative vote by the holders of a majority of the votes cast on the Internet, by telephone, or by proxy is required to approve proposal 2. Abstentions and broker non-votes are not votes cast. Therefore, an abstention and a broker non-vote will have no effect on proposal 2.
The Company will vote properly executed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by proxies will be voted FOR the nominees for director and FOR the approval of proposal 2. No other proposals are currently scheduled to be presented at the meeting.

11.	Who pays for the costs of the Annual Meeting?
The Company pays the cost of preparing and printing the proxy materials. The Company will solicit proxies by electronic mail, but also may solicit proxies personally and by telephone, facsimile or other means. Officers and regular employees of the Company and its subsidiaries also may solicit proxies, but will receive no additional compensation for doing so, nor will their efforts result in more than a minimal cost to the Company. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of the Company’s common stock.

12.	What other information is available about Conifer Holdings, Inc.?
The Company maintains a corporate website, www.cnfrh.com, where the Company makes available, free of charge, copies of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports, as soon as reasonably practicable after they are filed. In addition, the Company maintains the charters of its Nominating and Corporate Governance Committee, the Compensation Committee, the Audit Committee and the Finance and Investing Committee of the Board of Directors on its website, as well as the Company’s Code of Ethics Applicable to Senior Financial Executives, and Code of Business Conduct and Ethics Policy. The names of shareholders of record entitled to vote at the Annual Meeting will be available to shareholders upon request for any purpose reasonably relevant to the meeting. Printed copies of the above are available, free of charge, to any shareholder who requests this information.

13.	When are shareholder proposals for the 2017 Annual Meeting due?
All shareholder proposals to be considered for inclusion in next year’s proxy statement under SEC Rule 14a-8 or otherwise must be submitted in writing to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Shareholders on the first page of this booklet by December 8, 2016.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table sets forth the names, ages as of the record date of March 21, 2016, and certain other information for each of the members of our board of directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our board of directors:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms expiring at the Annual Meeting / Nominees
Joseph D. Sarafa (1)(2)(3)	I	61	Director	2012	2016	2019
R. Jamison Williams, Jr. (1)(4)	I	74	Director	2009	2016	2019

Continuing Directors
James G. Petcoff (4)	III	60	Chairman and Chief Executive Officer	2009	2018	—
Jorge J. Morales (2) (3)	III	60	Director	2010	2018	—
Nicholas J. Petcoff (3)	II	34	Executive Vice President and Director	2009	2017	—
Mark McCammon (1)	II	43	Director	2013	2017	—

(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating and Corporate Governance Committee
(4) Member of the Finance and Investment Committee
Nominees for Director
Joseph D. Sarafa has served as one of our directors since 2012. Mr. Sarafa has been a practicing lawyer for 31 years. Since 2010 he has been a partner with the firm Moothart & Sarafa, P.C. From 2002 until 2009 he was of counsel with the law firm of Cummings, McClorey, Davis & Acho, P.L.C. From 1986 through 2002, he was the President of the Associated Food Dealers of Michigan. Mr. Sarafa graduated with a B.S. degree from The University of Michigan in 1977 and a J.D. degree from the University of Detroit‑School of Law in 1982.
Mr. Sarafa’s legal experience and years of providing counsel to a broad range of industries brings important expertise in the areas of governance, compliance, and regulatory issues to our Board.
R. Jamison Williams, Jr. Mr. Williams has served as one of our directors since 2009. He is a practicing attorney at Williams, Williams, Rattner & Plunkett, a law firm he founded in 1972. He is a director of several private foundations and private companies. Mr. Williams’ legal practice focuses on mergers and acquisitions, financings and restructurings.
Mr. Williams brings extensive experience in a wide variety of transactions to our Board. In addition, his legal judgment and experience assists our Board in its consideration of various governance and strategic issues.
Continuing Directors
James G. Petcoff, our Chairman and Chief Executive Officer since our incorporation in 2009, has over 35 years of experience in the insurance industry. Prior to 2009, Mr. Petcoff founded North Pointe in 1986, where he served as President, Chief Executive Officer and Chairman of the Board until its April 2008 sale to QBE Holdings Inc. From 1999 to August 2004, he also served as a director of Rentrak Corp., a NASDAQ‑listed company based in Portland, Oregon that leased videocassettes, DVDs and video games to video specialty stores and other retailers. From 1980 to 1986, he served as an employee and in management positions at independent commercial insurance agencies. Mr. Petcoff graduated with a B.A. degree from Michigan State University in 1977, an M.B.A. degree from University of Detroit in 1980 and a J.D. degree from University of Detroit School of Law in 1992.
Mr. Petcoff has led the Company as our principal executive officer, Chairman of the Board of Directors and a director since our incorporation. He has a unique perspective and understanding of our business, culture and history, having led our

Company and North Pointe through many economic cycles and operational initiatives. His day‑to‑day leadership of the Company gives him critical insights into our operations, strategy and competition, and he facilitates the Board’s ability to perform its oversight function. Mr. Petcoff also possesses in‑depth knowledge of, and key relationships in, the insurance industry on a national basis.
Mark McCammon has served as one of our directors since 2013. Since 2000, Mr. McCammon has been the managing partner of Strength Capital where he is primarily responsible for investment sourcing and valuation, transaction structuring, the securing of acquisition financing, fundraising and all administrative activities. Prior to 2000, Mr. McCammon worked in the equity division at T. Rowe Price Associates from 1996 to 1998 and in the Corporate Finance department at Goldman Sachs & Co from 1994 to 1996. At T. Rowe Price, he was a research analyst focused on large growth companies. At Goldman Sachs, Mr. McCammon spent his time split between corporate finance and mergers and acquisitions. Additionally, he worked at Graham Partners, a private equity firm in Wayne, Pennsylvania. He is also a member of the Board of Trustees at Walsh College. He has a B.S. degree in Finance from Miami University in Oxford, Ohio and is a Chartered Financial Analyst (CFA). Mark received his M.B.A. degree from Harvard Business School.
Mr. McCammon’s extensive experience in the merger and acquisition area and strong financial background bring valuable strategic and financial insights to our Board.
Jorge J. Morales has served as one of our directors since 2010. He previously served as a director of North Pointe from 1988 until 2008. Since 1998, he has been the Chief Executive Officer of CNI, Inc. a company that manufactures and distributes trim for automobiles. He has previously served as the president of two employee staffing organizations-MMS, Inc. from 1997 to 1998, and HR Alliance, Inc. from 2003 to 2007. Mr. Morales graduated with a B.A. degree in Accounting from Oakland University in 1979.
Mr. Morales’ executive management experience across a broad range of industries brings important expertise regarding operational and management issues considered by our Board.
Nicholas J. Petcoff has served as our Executive Vice President and a director since 2009. He previously served at Home Pointe Insurance Company, an affiliate of North Pointe, from 2005 until 2006 as the underwriting manager of personal lines and from 2006 until 2008 as Vice President of Home Pointe Insurance Company, with responsibility for all personal insurance lines at North Pointe. From 2004 to 2005, he served as a risk analyst for Guy Carpenter & Co. He graduated with a BBA in finance from the University of Notre Dame in 2004 and with a M.B.A. degree from Loyola University Chicago in 2010. Nicholas Petcoff is the son of our chairman and chief executive officer, James G. Petcoff.
Mr. Petcoff’s underwriting and operational experience brings to our Board detailed insights on the day‑to‑day operational issues of the Company.
Staggered Board
Our articles of incorporation and restated bylaws provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. Our directors are divided among the three classes as follows:
• Class I directors, whose initial term will expire at the Annual Meeting of Shareholders to be held in fiscal year 2016, consist of Messrs Sarafa and Williams;
• Class II directors, whose initial term will expire at the Annual Meeting of Shareholders to be held in fiscal year 2017, consist of Messrs McCammon and Nicholas Petcoff; and
• Class III directors, whose initial term will expire at the Annual Meeting of Shareholders to be held in fiscal year 2018, consist of Messrs Morales and James Petcoff.
Directors in a particular class will be elected for three-year terms at the Annual Meeting of Shareholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our shareholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his successor, or his earlier death, resignation or removal.
Our articles of incorporation and restated bylaws provide that our board of directors or our shareholders may fill vacant directorships. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors.
Director Independence
Our board of directors determines the independence of our directors by applying the applicable rules, regulations and listing standards of the NASDAQ Global Select Market (“NASDAQ”) and applicable rules and regulations promulgated by the

SEC. The applicable rules, regulations and listing standards of NASDAQ provide that a director is independent only if the Board of Directors affirmatively determines that the director does not have a relationship with the company which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. They also specify various relationships that preclude a determination of director independence. Such relationships may include employment, commercial, accounting, family and other business, professional and personal relationships.
Applying these standards, our board of directors annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, our board of directors considered, among other things, the relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
As a result of this review, our board of directors determined that Messrs. Morales, McCammon, Sarafa and Williams, representing four of our six directors, are “independent directors” as defined under the applicable rules, regulations and listing standards of NASDAQ and applicable rules and regulations promulgated by the SEC. All members of our audit committee, compensation committee, and nominating and corporate governance committee must be independent directors under the applicable rules, regulations and listing standards of NASDAQ within twelve months of an initial public offering. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that (i) they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their directors’ compensation, and (ii) they may not be an affiliated person of the Company. Members of the Compensation Committee also must satisfy a separate SEC independence requirement and a related NASDAQ listing.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our board of directors may choose its chairperson in any way that it considers to be in the best interests of our company. Our nominating and corporate governance committee periodically considers the leadership structure of our board of directors, including the separation of the chairperson and chief executive officer roles and makes such recommendations to our board of directors with respect thereto as our nominating and corporate governance committee deems appropriate.
Currently, our board of directors believes that it is in the best interest of our company and our shareholders for our Chief Executive Officer, Mr. Petcoff, to serve as both Chief Executive Officer and Chairman given his knowledge of our company and industry and his strategic vision. Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors and sound corporate governance policies and practices.
Board's Role in Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our President and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the company, as well at such other times as they deemed appropriate.
While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit committee reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our audit committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.
Board Meetings and Committees
During our fiscal year ended December 31, 2015, our board of directors held seven meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he served during the periods that he served.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of shareholders, we encourage, but do not require, our directors to attend.
Our board of directors has established four standing committees to assist it in carrying out its responsibilities: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Finance and Investment Committee. Each of the Audit Committee, the Compensation Committee, the Finance and Investment Committee and the Nominating and Corporate Governance Committee operates under its own written charter adopted by our board of directors, which comply with the applicable rules and regulations of the SEC and NASDAQ. The charters for the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Finance and Investment Committee are available under the "Governance" tab on the Company’s website at www.cnfrh.com. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors. Membership details and the function of each of the committees are described below.
Audit Committee
The Audit Committee assists our board of directors in fulfilling its oversight responsibilities relating to:

•	the integrity of our financial statements and our financial reporting process;

•	internal and external auditing and the independent registered public accounting firm’s qualifications and independence;

•	the performance of an internal audit function and our independent registered public accounting firm;

•	the integrity of our systems of internal accounting and financial controls; and

•	our compliance with legal and regulatory requirements.
In so doing, the Audit Committee is responsible for maintaining free and open communication between the committee, the independent registered public accounting firm and our management. In this role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of our Company and has the power to retain outside counsel or other experts for this purpose. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee meets in executive session with the independent registered public accounting firm periodically. The Audit Committee is responsible for approving all transactions with related persons. The Audit Committee periodically reviews and approves or ratifies a summary of transactions with related persons as prepared by management. To the extent any new transactions may arise during the course of the year, management discusses such transactions with the Audit Committee.
Currently, the Audit Committee members are Mark McCammon (Chairperson), Joseph Sarafa and R. Jamison Williams, Jr. Our Board of Directors has determined that each member of the Audit Committee meets the requirements for independence under the applicable rules, regulations and listing standards of NASDAQ and applicable rules and regulations promulgated by the SEC. In addition, the Board of Directors has determined that Chairman, Mark McCammon qualifies as a “financial expert,” as defined by Item 407(d)(5) of Regulation S-K of the Securites Act of 1933. The Audit Committee met ten times in 2015. The Audit Committee Report is set forth later in this proxy statement.
Compensation Committee
The Compensation Committee assists our board of directors with reviewing the performance of our management in achieving corporate goals and objectives and assuring that our executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of applicable regulatory bodies. Toward that end, the Compensation Committee, among other responsibilities, makes recommendations to our board of directors regarding director and executive officer compensation, equity‑based compensation plans and executive benefit plans. The Compensation Committee also administers the Company’s incentive plans.
All members of the Compensation Committee satisfy the independence requirements established by the NASDAQ. The Compensation Committee members are Jorge Morales (Chairperson) and Joseph Sarafa. The Compensation Committee met

one time in 2015.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, among other things:

•	identifies, evaluates and recommends nominees, including shareholder nominees, to our board of directors and committees of our board of directors;

•	conducts searches for appropriate directors;

•	evaluates the performance of our board of directors and of individual directors;

•	considers and makes recommendations to our board of directors regarding the composition of our board of directors and its committees and related compensation;

•	reviews developments in corporate governance practices;

•	evaluates the adequacy of our corporate governance practices and reporting; and

•	makes recommendations to our board of directors concerning corporate governance matters.

The members of the Nominating and Corporate Governance Committee are Joseph Sarafa (Chairperson), Jorge Morales and Nicholas Petcoff. The Nominating and Corporate Governance Committee met one time in 2015. The Nominating and Corporate Governance Committee recommends the nomination of Joseph Sarafa and R. Jamison Williams, Jr. Our board of directors has determined that each or Messrs. Sarafa and Morales meets the requirements for independence under current NASDAQ rules, regulations and listing standards. Mr. Petcoff serves on the committee pursuant to certain transition rules that allow for non-independent members to serve for twelve months after a company's initial public offering. Prior to August 2016, Nicholas Petcoff will relinquish his role from the committee in order to remain compliant with NASDAQ rules and regulations.
Finance and Investment Committee
The Finance and Investment Committee establishes and oversees the implementation of our overall investment policy. The Committee met two times in 2015. The Finance and Investment Committee members are James Petcoff (Chairperson), R. Jamison Williams, Jr. and Brian Roney.
Code of Conduct
We have a Code of Conduct applicable to our directors, officers and employees that complies with the requirements of applicable rules and regulations of the SEC and NASDAQ. This code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting to an appropriate person or persons identified in the Code of Business Conduct and Ethics of violations of the Code of Business Conduct and Ethics;

•	accountability for adherence to the Code of Conduct; and

•	compliance with our Whistleblower Policy.
Our Code of Conduct is available on the governance portion of our website at www.cnfrh.com.
Shareholder Communications with Directors
Any shareholder may communicate directly with the Board of Directors, or with any one or more individual members of the Board. A shareholder wishing to do so, should address the communication to “Board of Directors” or to one or more individual members of the Board and submit the communication to the Company at the address of the Company noted on the first page of this Notice of Meeting and Proxy Statement. All such communications received by the Company and addressed to the Board of Directors will be forwarded to the Chairman of the Board, or to the individual member or members of the Board, if addressed to them.
All of these communications will be reviewed by our Secretary to filter out communications that are not appropriate, specifically, spam or communications offering to buy or sell products or services. The Secretary will forward all remaining communications to the appropriate directors.
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, our bylaws, our Corporate Governance Guidelines, and the criteria adopted by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting shareholder nominations for candidates for membership on our board of directors is set forth below under “Shareholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified board of directors, the Nominating and Corporate Governance Committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NASDAQ listing requirements and the provisions of our bylaws, Corporate Governance Guidelines, and charters of the board committees. In addition, neither our board of directors nor our nominating and corporate governance committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, and knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the Nominating and Corporate Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in “Information about the Nominees and the Incumbent Directors” includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.
Director Compensation
Our non-employee directors received compensation in the form of a quarterly cash fee of $500 in 2015.
Compensation for 2015

Director	Fees Earned or Paid in Cash ($)

Mark McCammon	2,000
Jorge Morales	2,000
Joseph Sarafa	2,000
R. Jamison Williams, Jr.	2,000

PROPOSAL NO. 1
THE ELECTION OF TWO DIRECTORS

The Company’s Board of Directors is divided into three classes with each class of directors elected to a staggered three-year term of office. At each annual meeting of shareholders, the shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. Each director's term continues until the election and qualification of his successor, or such director's earlier death, resignation, or removal.
This year you are voting on two candidates for director. The Company’s Board of Directors, acting upon the recommendation of its Nominating and Corporate Governance Committee, has nominated Joseph D. Sarafa and R. Jamison Williams, Jr. as directors with terms expiring in 2019. Each nominee has consented to his nomination and has agreed to serve as a director, if elected.
If any nominee is unable to stand for election, the Company may vote the shares to elect a substitute nominee, who is nominated by the Board, or the number of directors to be elected at the Annual Meeting may be reduced.
Vote Required
The two individuals receiving the largest number of votes, whether or not a majority, will be elected for a three-year term ending at the Annual Meeting of Shareholders in 2019.

The Company’s Board recommends a vote FOR each of the nominees.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2016. During our fiscal year ended December 31, 2015, Deloitte served as our independent registered public accounting firm.
Notwithstanding the appointment of Deloitte and even if our shareholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our shareholders. At the Annual Meeting, our shareholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Our audit committee is submitting the appointment of Deloitte to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Deloitte will be present at the Annual Meeting, and will be available to respond to appropriate questions from our shareholders.
If our shareholders do not ratify the appointment of Deloitte, our board of directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to our company by Deloitte for our fiscal years ended December 31, 2014 and 2015.

	2014	2015
	(In Thousands)
Audit Fees (1)	$367	$1,126
Audit-Related Fees (2)	70	60
Tax Fees (3)	78	—
Total Fees	$515	$1,186

(1) Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. The 2015 fees also include services related to the Company's 2015 initial public offering.
(2) Audit-Related Fees consist of fees for professional services rendered by the independent public account firm for the actuarial certification.
(3) Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal and state tax compliance.
Auditor Independence
In our fiscal year ended December 31, 2015, there were no other professional services provided by Deloitte, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by Deloitte for our fiscal years ended December 31, 2014 and 2015 were pre-approved by our audit committee.

Vote Required
The ratification of the appointment of Deloitte as our independent registered public accounting firm requires the affirmative vote of a majority vote of the shares of our common stock actually voting by Internet, by proxy or by telephone and entitled to vote thereon. Abstentions and broker non-votes will have no effect on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that we specifically incorporate it by reference.
The Audit Committee has reviewed and discussed with our management and Deloitte & Touche LLP our audited financial statements for the year ended December 31, 2015. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees).
The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from Conifer.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Mark McCammon
Joseph Sarafa
R. Jamison Williams, Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 21, 2016 for:

•	each of our directors and nominees for director;

•	each of our named executive officers;

•	all of our current directors and named executive officers as a group; and

•	each person or group, who beneficially owned more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 7,630,359 shares of our common stock outstanding as of March 21, 2016. We have deemed shares of our common stock issuable pursuant to RSUs which are subject to vesting conditions expected to occur within 60 days of March 21, 2016 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person; no restricted shares will vest within 60 days of March 21, 2016.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Conifer Holdings, Inc., 550 W. Merrill, Suite 200 Birmingham, MI 48009. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
James Petcoff	2,035,946	26.7%
Brian Roney	219,061	2.9%
Nicholas Petcoff	38,900	*
Mark McCammon (1)	895,020	11.7%
Jorge Morales	—	*
Joseph Sarafa	11,054	*
R. Jamison Williams, Jr.	173,105	2.3%
All named executive officers and directors as a group (7 persons)	3,373,086	44.2%

Other 5% Shareholders:
Heartland Advisors (2)	388,768	5.1%
* Represents less than 1% of our outstanding shares of common stock.
(1) Consists of (i) 8,221 shares of common stock directly owned by Mr. McCammon, (ii) 153,000 shares of common stock held by Strength Capital II, L.P., (iii) 414,508 shares of common stock held by Strength Capital Partners III - Special Situations, L.P., and (iv) 319,291 shares of common stock held by Strength Capital Partners III - Special Situations (AIV), L.P., for which Mr. McCammon is the managing partner of each.
(2) Based on a Schedule 13G filing made on February 5, 2016. Consists of 388,768 shares of common stock held by Heartland Advisors, Inc. The address for the Heartland Advisors, Inc. is 789 North Water Street Milwaukee, WI 53202.

OTHER EXECUTIVE OFFICERS

Brian J. Roney, our President since April 2010, has over 17 years of experience in the insurance industry and over 27 years of experience in financial services. Prior to this position, he served as Executive Vice President and Treasurer for First Mercury Financial Corporation from April 2008 until April 2010. Previously, he served as chief financial officer for North Pointe from May 2006 until April 2008. He joined North Pointe in 1999 and was given responsibility for mergers and acquisitions, personal lines planning, business planning and special projects. Before joining North Pointe in 1999, he worked for ten years in the securities industry as Managing Director of Corporate Syndicate with Roney and Co., a Michigan‑based broker dealer (and its successors), where he specialized in public and private offerings for investment banking clients. He was a principal of Roney and Co. prior to its sale in 1999. Mr. Roney graduated with a B.A. degree from the University of Notre Dame in 1986 and with an M.B.A. degree from the University of Detroit in 1988.
Andrew D. Petcoff has served as our Senior Vice President of Marketing since 2009. Mr. Petcoff has over 9 years of experience in the insurance industry. Prior to 2009, he served as a risk analyst at Guy Carpenter & Co. from 2007 until 2009. Prior to his time at Guy Carpenter & Co., he served as a specialty underwriter for North Pointe from 2005 until 2007. He graduated with a B.A. in general business from Mt. St. Mary’s University in 2005 and with a M.B.A. degree from Loyola University Maryland in 2012. Andrew Petcoff is the son of our chairman and chief executive officer, James Petcoff.
Harold J. Meloche has served as our Chief Financial Officer and Treasurer since May 2013. Mr. Meloche has over 22 years of experience in the insurance industry. Prior to his appointment as Chief Financial Officer, Mr. Meloche was President of XM Consulting, Inc., a consulting firm that provided CFO‑level services and M&A consulting services to insurance companies and other firms in the insurance industry, from September 2009 to May 2013. From 2006 through 2009, Mr. Meloche served as Executive Director of External Reporting and Controls for GMAC, LLC and Controller of GMAC Insurance. Mr. Meloche also served in various roles at North Pointe and its affiliates from 1999 through 2006, including as chief accounting officer and chief financial officer for North Pointe’s pre‑initial public offering parent, Queensway Financial Services, Ltd., and thereafter as treasurer of North Pointe. Prior to joining North Pointe, Mr. Meloche was a financial audit manager at PricewaterhouseCoopers, LLC which he joined in 1993. Mr. Meloche graduated with a B.S. in Business Administration from S.U.N.Y New Paltz in 1986 and an M.S. in Professional Accountancy from Walsh College in 1993.

EXECUTIVE COMPENSATION
Summary Compensation Table for Fiscal Year 2015
The following table shows the compensation earned by James Petcoff, Brian Roney and Nicholas Petcoff (collectively, the "named executive officers") for the years ending December 31, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total Compensation ($)

James G. Petcoff	2015	500,000	140,000	1,000,000	—	1,640,000
Chief Executive Officer and Chairman of the Board of Directors of the Corporation	2014	350,000	30,000	—	—	380,000

Brian J. Roney	2015	400,000	140,000	500,000	—	1,040,000
President of the Corporation	2014	300,000	30,000	—	—	330,000

Nicholas J. Petcoff	2015	400,000	140,000	500,000	—	1,040,000
Executive Vice President, Secretary and Directory of the Corporation	2014	300,000	30,000	—	—	330,000

Narrative Disclosure to Summary Compensation Table
Base Salary
Our compensation committee determines the base salaries for each of our named executive officers, as referenced above. Generally, we aim to set executive base salaries near the middle range of the salaries that we have observed for executives in similar positions with similar responsibilities. We pay our named executive officers an annual base salary in cash. Base salaries are reviewed annually by the Compensation Committee and, when appropriate, recommendations of increase are made after such evaluations.
Bonus
Our compensation committee historically has not utilized a strict formula in its determination of the annual bonus typically paid to our named executive officers. Rather, the Compensation Committee, with input from our chief executive officer with respect to bonuses for our other named executive officers, takes into account individual performance, company performance, and market conditions as a whole. It is the intention of the Compensation Committee to develop a bonus formula for our executive officers based primarily on our annual return or equity. Such bonus formula is expected to be effective in 2016.
Stock Awards
In March 2015, the Company established the Conifer Holdings, Inc. 2015 Omnibus Incentive Plan (“2015 Plan”), which permits the granting of stock options, stock appreciation rights, restricted stock units ("RSU") and other stock-based awards. The 2015 Plan authorizes up to 1,377,000 shares of common stock for awards to be issued to employees, directors or consultants of the Company. In 2015, the Company issued an aggregate of 390,352 RSUs to executive officers and other employees to be settled in shares of common stock. The RSU awards vest in five annual installments, commencing on the first anniversary from the date of grant.
Pursuant to the 2015 Plan, the restriction period, the number of shares granted, the purchase price paid for such shares, and other conditions and limitations applicable to each RSU award are determined by the Compensation Committee and stated in the award agreement. Prior to the end of the restriction period, the RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. During the restriction period, service providers holding RSUs are entitled to receive all dividends and other distributions paid with respect to such shares, unless otherwise provided in the award agreement. In the event an employer terminates a participant’s employment without cause within a twelve month period following a change in control, (a) all outstanding RSUs held by such participant become vested; and (b) all restrictions on the RSUs held by such participant lapse.

Other Benefits and Perquisites
None of our named executive officers receive benefits or perquisites in excess of $10,000 or which are otherwise not available to our employees generally.
Equity Awards Granted to our Named Executive Officers
On the date of our offering, our named executive officers received restricted share units equal in value to $2.0 million. The table below sets forth the number of restricted share units that each of our named executive officers received in total in 2015.

Name	Restricted Share Units

James G. Petcoff	95,238(1)
Brian J. Roney	47,619(1)
Nicholas J. Petcoff	47,619(1)

(1)	Vesting will occur in five equal annual installments commencing on the first anniversary of the grant date. Each RSU referenced above were granted on August 18, 2015.
Outstanding Equity Awards at 2015 Year-End
The following table lists all outstanding equity awards held by our Named Executive Officers as of December 31, 2015.

		Stock Awards
Name	Grant Date (1)	Number of Shares of Stock that Have Not Vested (#) (2)	Market Value of Shares of Stock that Have Not Vested ($) (3)

James G. Petcoff	8/18/2015	95,238	882,856

Brian J. Roney	8/18/2015	47,619	441,428

Nicholas J. Petcoff	8/18/2015	47,619	441,428
(1) Each of the outstanding equity awards was granted pursuant to our 2015 Plan.
(2) 20% of the shares of our common stock underlying the RSUs will vest on August 18, 2016 and equal annual installments thereafter, subject to continued service through each vesting date.
(3) This column represents the fair market value of the shares of our common stock underlying the RSUs as of December 31, 2015, based on the closing price of our common stock, as reported on the NASDAQ, of $9.27 per share on December 31, 2015.
Severance and Change in Control Benefits
We do not provide severance benefits to any of our named executive officers. Therefore, none of our named executive officers would have received any severance benefits in connection with a termination of employment as of December 31, 2015. However, in the event any of our named executive officers are terminated without cause within a twelve month period following a change in control, (a) all outstanding RSUs held by such executive become vested; and (b) all restrictions on the RSUs held by such executive lapse. The market value of the unvested RSUs of each named executive officer as of December 31, 2015 is set forth above under "Outstanding Equity Awards at 2015 Year-end."

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Excluding the executive officer and director compensation arrangements discussed under "Executive Compensation" and "Compensation of Directors" respectively, since January 1, 2015, we were not party to any of the following transactions or series of similar transactions in which:
•we were or are a party;
•the amount involved exceeded $120,000; and

•
in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had a direct or indirect material interest.

Other Family Relationships
In October 2015, the Company hired B. Matthew Petcoff, the brother of our Chief Executive Officer, James Petcoff, as the president of a newly created managing general agency, Blue Spruce Underwriters. In this capacity, B. Matthew Petcoff leads a team of agents in writing business in the hospitality industry, focusing on quick-service restaurants. B. Matthew Petcoff earned $77,500 in base salary compensation for his services during 2015, received a $50,000 signing bonus and $67,000 worth of restricted stock units. The restricted stock units will vest annually in five equal increments beginning on the first anniversary of the grant date.
The Company employs Nicholas Petcoff as its Executive Vice President, Secretary and director and Andrew D. Petcoff as its Senior Vice President of Personal Lines; each of those individuals have been employed since 2009. They are each sons of James Petcoff.
Details of Nicholas Petcoff's role and background can be found in the "Information about the Nominees and the Incumbent Directors" section and details of compensation can be found in the "Executive Compensation" section of this proxy statement.
Details of Andrew Petcoff's role and background can be found in the "Other Executive Officers" section of this proxy statement. Andrew Petcoff earned $350,000 in base salary compensation for his services during fiscal year 2015, received a bonus of $140,000 pursuant to the Compensation Committee’s administration of our bonus program and received $500,000 worth of restricted stock units on August 15, 2015. Such restricted stock units will vest in five equal increments beginning on the first anniversary of the grant date.
Policies and Procedures for Related Person Transactions
Our related person transactions policy states that our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent committee of our board or the full board. Any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, will be required to be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third‑party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

ADDITIONAL INFORMATION

Shareholder Proposals to be Presented at Next Annual Meeting
Our bylaws provide that, for shareholder nominations to the board or other proposals to be considered at an annual meeting, the shareholder must give timely notice thereof in writing to the Secretary at 550 W. Merrill Street, Suite 200 Birmingham, MI 48009, Attn: Secretary.
To be timely for the 2017 Annual Shareholder’s Meeting, a shareholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on November 21, 2016 and not later than 5:00p.m. Eastern Time on January 18, 2017. A shareholder’s notice to the Secretary must set forth each matter the shareholder proposes to bring before the Annual Meeting and the information required by our bylaws.
Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2016 Annual Meeting must be received by the Secretary no later than December 8, 2016 in order to be considered for inclusion in our proxy materials for that annual meeting.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the year ended December 31, 2015, all Section 16(a) filing requirements were satisfied on a timely basis.
Available Information
This proxy statement and our annual report are posted on our website at http://www.cnfrh.com and are available from the SEC at its website at www.sec.gov. You may also obtain without charge, upon written request, a copy of Conifer’s annual report on Form 10-K for the year ending December 31, 2015, including the financial statements and list of exhibits, and any exhibit specifically requested.
Requests should be sent to:
550 W. Merrill Street, Suite 200
Birmingham, MI 48009
ATTN: Investor Relations

OTHER MATTERS
The Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Shareholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.